UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 13, 2011

CONVERTED ORGANICS INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33304	204075963
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

137A LEWIS WHARF, BOSTON, Massachusetts		02110
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	617-624-0111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 13, 2011, the Company filed a Certificate of Amendment of the Certificate of Incorporation with the State of Delaware that changed the number of shares of authorized common stock from 250,000,000 to 500,000,000.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 13, 2011, the Company held its 2011 Annual Meeting of Stockholders at the Millennium Bostonian Hotel in Boston, Massachusetts. At the Meeting, the Company's stockholders approved the following matters:

1. The election of Mr. John P. DeVillars (38,170,865 FOR, 2,790,918 WITHHELD and 38,651,702 NONVOTES) and Mr. Marshall S. Sterman (38,350,844 FOR, 2,610,939 WITHHELD and 38,651,702 NONVOTES) to the Board of Directors, to hold office until the 2014 annual meeting of stockholders, or until his successor is duly elected and qualified;

2. The ratification of CCR LLP as the Company's independent public accountant for the fiscal year ending December 31, 2011 (74,832,306 FOR, 2,278,912 AGAINST and 2,502,267 ABSTENTIONS);

3. The amendment of the Company's Certificate of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 250,000,000 to 500,000,000 (55,191,508 FOR, 22,973,194 AGAINST and 1,448,783 ABSTENTIONS);

4. The authorization of the Board to further amend the Certificate of Incorporation to effect a reverse split of the Company's common stock within a range of 1-for-2 and 1-for-10 (59,079,340 FOR, 19,916,339 AGAINST and 617,806 ABSTENTIONS);

5. The issuance of 20% or more of the Company's common stock related to the Note and Warrants issued pursuant to the Securities Purchase Agreement entered into by the Company on April 1, 2011 (the "Purchase Agreement") (32,277,698 FOR, 6,656,535 AGAINST, 2,027,550 ABSTENTIONS, and 38,651,702 NONVOTES);

6. The future adjustments of the exercise prices of both the Series A and Series C Warrants below their floor prices in accordance with the terms of such warrants that were issued pursuant to the Purchase Agreement (30,576,903 FOR, 9,207,311 AGAINST and 1,177,569 ABSTENTIONS, and 38,651,702 NONVOTES); and

7. The future adjustments of the exercise prices of certain of the Company's currently outstanding Class E and Class F Warrants (30,868,646 FOR, 8,901,120 AGAINST, 1,192,017 ABSTENTIONS, and 38,651,702 NONVOTES).

There were no broker non-votes with respect to proposals 2, 3, and 4.

Item 8.01 Other Events.

On June 13, 2011, the Board of Directors approved a 1-for-10 reverse split of the Company's issued and outstanding stock. The Company notified NASDAQ of the split and expects the effective date to be June 28, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERTED ORGANICS INC.

June 14, 2011	By:	/s/ Edward J. Gildea

Name: Edward J. Gildea
Title: President & CEO